                                 EXHIBIT 10.1
                                 ------------

                               FOURTH AMENDMENT

     FOURTH AMENDMENT, dated as of February 29, 2000 (this "Fourth Amendment"),
                                                            ----------------
to the Credit and Guarantee Agreement, dated as of June 26, 1997 (the "Credit
                                                                       ------
Agreement"), among Bush Industries, Inc., a Delaware corporation (the
---------
"Company"), each Foreign Subsidiary Borrower (as defined in the Credit
 -------
Agreement) (together with the Company, the "Borrowers"), Mellon Bank, N.A., as
                                            ---------
co-agent, the several banks and other financial institutions from time to time parties thereto (the "Lenders") and The Chase Manhattan Bank, as administrative
                      -------
agent for the Lenders (in such capacity, the "Administrative Agent"), as amended
                                              --------------------
by a First Amendment, dated as of August 17, 1998, among the Borrowers, Mellon Bank, N.A., the Lenders and the Administrative Agent, a Second Amendment, dated as of December 31, 1998, among the Borrowers, Mellon Bank, N.A., the Lenders and the Administrative Agent, and a Third Amendment and Consent, dated as of March 31, 1999, among the Borrowers, Mellon Bank, N.A., the Lenders and the Administrative Agent.

                                  WITNESSETH:
                                  ----------

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

     WHEREAS, the Borrowers have requested, and, upon this Fourth Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Fourth Amendment;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I.   Defined Terms. Terms defined in the Credit Agreement and used herein
          -------------
shall have the meanings given to them in the Credit Agreement.

     II.  Amendments to Credit Agreement.
          ------------------------------

     1.   Amendments to Subsection 1.1; Definition of "Applicable Margin". The
          --------------------------------------------------------------
definition of "Applicable Margin" contained in Subsection 1.1 of the Credit Agreement is hereby amended by deleting subsection (d) of such definition in its entirety and substituting in lieu thereof the following:

                (d) for each day from and after the Adjustment Date occurring immediately after the date on which financial statements for the fiscal period ending April 3, 1999 are delivered pursuant to subsection 9.1(b) until the Adjustment Date occurring after the delivery of financial statements for the fiscal period ending January 1, 2000 pursuant to
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          subsection 9.1(a), the Applicable Margin shall be 2.00% per annum;
          provided, however, that if the Consolidated Leverage Ratio as
          --------  -------
          determined from the financial statements and compliance certificate relating to the fiscal period ending January 1, 2000 delivered pursuant to subsection 9.1(a) and 9.2(b) is less than or equal to 3.00 to 1.00, the Applicable Margin shall be 1.00% per annum for each day from and after February 1, 2000 until the next succeeding Adjustment Date.

     2.   Amendments to Subsection 1.1; Definition of "Commitment Fee Rate".
          -----------------------------------------------------------------
The definition of "Commitment Fee Rate" contained in Subsection 1.1 of the Credit Agreement is hereby amended by deleting subsection (d) of such definition in its entirety and substituting in lieu thereof the following:

              (d) for each day from and after the Adjustment Date occurring immediately after the date on which financial statements for the fiscal period ending April 3, 1999 are delivered pursuant to subsection 9.1(b) until the Adjustment Date occurring after the delivery of financial statements for the fiscal period ending January 1, 2000 pursuant to subsection 9.1(a), the Commitment Fee Rate shall be .40% per annum; provided, however, that if the Consolidated
                             --------  -------
          Leverage Ratio as determined from the financial statements and compliance certificate relating to the fiscal period ending January 1, 2000 delivered pursuant to subsection 9.1(a) and 9.2(b) is less than or equal to 3.00 to 1.00, the Commitment Fee Rate shall be 0.20% per annum for each day from and after February 1, 2000 until the next succeeding Adjustment Date.

     III. Conditions to Effectiveness. This Fourth Amendment shall become
          ---------------------------
effective on the date (the "Amendment Effective Date") on which the Company, the
                            ------------------------
Foreign Subsidiary Borrowers and the Lenders shall have executed and delivered to the Administrative Agent this Fourth Amendment.

     IV. Representations and Warranties. The representations and warranties made
         ------------------------------
by the Borrowers in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Fourth Amendment, as if made on and as of the Amendment Effective Date.

     V. Payment of Expenses. The Company agrees to pay or reimburse the
        -------------------
Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     VI. No Other Amendments; Confirmation. Except as expressly amended,
         ---------------------------------
modified and supplemented hereby, the provisions of the Credit Agreement

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and the Notes are and shall remain in full force and effect.

     VII.  Governing Law; Counterparts. (a) This Fourth Amendment and the rights
           ---------------------------
and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

     (b) This Fourth Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Fourth Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent. This Fourth Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
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      IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                           BUSH INDUSTRIES, INC.

                                           By: /s/
                                               ---------------------------------
                                           Title:

                                           ROHR-BUSH GMBH & CO.,
                                           as a Foreign Subsidiary Borrower

                                           By: /s/
                                               ---------------------------------
                                           Title:

                                           BUSHVIOTECHNIK GESELLSCHAFT FUR
                                           OBERFLACHENTECHNIK MBH,
                                           as a Foreign Subsidiary Borrower

                                           By: /s/
                                               ---------------------------------
                                           Title:

                                           THE CHASE MANHATTAN BANK,
                                           as Administrative Agent
                                           and a Lender

                                           By: /s/
                                               ---------------------------------
                                           Title:

                                           MELLON BANK, N.A., as
                                           Co-Agent and a Lender

                                           By: /s/
                                               ---------------------------------
                                           Title:
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                                           FIRST UNION NATIONAL BANK

                                           By: /s/
                                               ---------------------------------
                                           Title:


                                           SUNTRUST BANK, ATLANTA

                                           By: /s/
                                               ---------------------------------
                                           Title:


                                           NATIONAL CITY BANK OF PENNSYLVANIA

                                           By: /s/
                                               ---------------------------------
                                           Title:


                                           HSBC BANK USA

                                           By: /s/
                                               ---------------------------------
                                           Title:


                                           FLEET NATIONAL BANK

                                           By: /s/
                                               ---------------------------------
                                           Title: